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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                         ------------------------------

                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15 (D) OF THE SECURITIES EXCHANGE ACT OF 1934


                DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED):

                                 APRIL 30, 2007


                            GREYSTONE LOGISTICS, INC.
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)


          OKLAHOMA                      000-26331                75-2954680
(STATE OR OTHER JURISDICTION     (COMMISSION FILE NUMBER)     (I.R.S. EMPLOYER
     OF INCORPORATION)                                       IDENTIFICATION NO.)

`
      1613 E. 15TH, TULSA, OKLAHOMA                              74120
(Address of principal executive offices)                       (Zip Code)


                                 (918) 583-7441
              (Registrant's telephone number, including area code)

                                 NOT APPLICABLE
          (Former name or former address, if changed since last report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act
    (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))
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ITEM 7.01.  REGULATION FD DISCLOSURE.

            On April 30, 2007, the registrant announced that it had received a series of purchase orders for its recycled plastic pallets. A copy of the press release is attached to this report as Exhibit 99.1 and is being furnished pursuant to Regulation FD.


ITEM 9.01.  FINANCIAL STATEMENTS AND EXHIBITS.

(c) Exhibits.

     99.1   Press Release dated April 30, 2007.


                                   SIGNATURES

            Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                      GREYSTONE LOGISTICS, INC.


Date: May 14, 2007                    By: /s/ Warren F. Kruger
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                                          Warren F. Kruger
                                          President and Chief Executive Officer

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                                  EXHIBIT INDEX
                                  -------------

Exhibit No.   Description
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99.1          Press Release dated April 30, 2007.